UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2018

MARINE PETROLEUM TRUST

(Exact name of registrant as specified in its charter)

Texas	000-08565	75-6008017
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

c/o The Corporate Trustee: Simmons Bank, 2911 Turtle Creek Blvd., Suite 850, Dallas, Texas		75219
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (855) 588-7839

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On February 20, 2018, Southwest Bank, the trustee of Marine Petroleum Trust (the “Trust”) merged with Simmons Bank, a subsidiary of Simmons First National Corporation. As a result of the merger and pursuant to the terms of the Trust’s indenture, effective February 20, 2018, Simmons Bank became the trustee of the Trust.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MARINE PETROLEUM TRUST

By: Simmons Bank, in its capacity as trustee of Marine Petroleum Trust and not in its individual capacity or otherwise

Date: February 26, 2018	By:	/s/ Ron Hooper
Ron Hooper
Senior Vice President